EXHIBIT 99.3

                      LETTER OF ACCEPTANCE AND TRANSMITTAL

                         to accompany certificates for
                   Class A non-voting shares or common shares
                                       of

                             SCHNEIDER CORPORATION

             to be deposited pursuant to the Offers to Purchase and
                       Offering Circular dated -, 1998 of

                           SMITHFIELD CANADA LIMITED

                          a wholly-owned subsidiary of

                             SMITHFIELD FOODS, INC.

 EACH OF THE OFFERS WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (LOCAL TIME AT THE PLACE OF DEPOSIT) ON o , 1998 (the "Expiry Time") UNLESS EXTENDED OR WITHDRAWN.

        This Letter of Acceptance and Transmittal (this "Letter") is to be completed by holders of Class A non-voting shares ("Class A Shares") or common shares ("Common Shares" and, together with the Class A Shares, the "Schneider Shares") of Schneider Corporation ("Schneider") who wish to deposit their Schneider Shares under the offer to purchase Class A Shares (the "Class A Offer") or the offer to purchase Common Shares (the "Common Share Offer" and, together with the Class A Offer, the "Offers"), respectively, set out in the Offers to Purchase and the accompanying Offering Circular (collectively, together with the annexes to the Offering Circular, the "Offers and Circular") of Smithfield Canada Limited ("Smithfield Canada") dated o, 1998.

     To accept the Class A Offer or the Common Share Offer, certificate(s) representing Schneider Shares to be deposited, together with a properly completed and duly executed copy of this Letter (or a manually signed facsimile thereof), and all other documents required by this Letter, must be received by CIBC Mellon Trust Company (the "Depositary") at or before the Expiry Time at its principal office in Toronto indicated below.

     If a holder wishes to accept the relevant Offer and certificates representing beneficial ownership of such holder's Schneider Shares are not immediately available or time will not permit the certificates and all required documents to reach the Depositary at or before the Expiry Time, such Schneider Shares may nevertheless be deposited under the relevant Offer by compliance with the guaranteed delivery procedure set forth in Section 6 of the Offers to Purchase.

     A holder of outstanding options issued by Schneider entitling the holders thereof to acquire Class A Shares (the "Options") who wishes to accept the Class A Offer must assign his or her Options by completing, signing and delivering to the Depositary the Assignment of Options form which accompanies the Offers to Purchase, according to the instructions set out in Section 3 of the Offers to Purchase and in the Assignment of Options form.

     The terms, conditions and definitions used in the Offers and Circular are hereby incorporated into and form an integral part of this Letter.

     Please read carefully the transmittal instructions set out below before completing this Letter. The Depositary or your broker or other financial advisor will assist you in completing this Letter.

TO:     Smithfield Canada Limited
AND TO:  Schneider Corporation
AND TO:  CIBC Mellon Trust Company


The undersigned:

(1) acknowledges receipt of the Offers and Circular dated o , 1998;

(2) subject only to the rights of withdrawal under the relevant Offer, unless otherwise agreed, irrevocably accepts the Class A Offer or the Common Share Offer, as the case may be, on and subject to its terms and conditions, and deposits, sells, assigns and transfers to Smithfield Canada all right, title and interest in and to the Schneider Shares described below (the "Purchased Shares") and in and to any and all dividends (other than the dividend declared on February 11, 1998 payable on April 15, 1998 to holders of record on March 24, 1998), distributions, payments, securities, rights, assets or other interests accrued, declared, paid, issued, transferred, made or distributed on or in respect of the Purchased Shares on and after the date of the relevant Offer (collectively, "Other Securities"), effective from and after the date Smithfield Canada takes up and pays for the Purchased Shares (the "Effective Date"):


                   DESCRIPTION OF SCHNEIDER SHARES DEPOSITED
(Must be completed. If space is insufficient, please attach a signed list in the form below.)



                                             Class and
                                          Total Number of    Number of
 Name(s) and Address(es)   Certificate    Shares Evidenced     Shares
 of Registered Holder(s)      No(s).     by Certificate(s)   Deposited*





        * Unless otherwise indicated, the Depositary will assume that all Schneider Shares evidenced by any certificate(s) submitted to the Depositary are being deposited under the Offers. See Instruction 6.

(3) agrees and acknowledges that if, on or after the date of the Offers, Schneider should declare or pay any cash or stock dividend (other than the dividend declared on February 11, 1998 payable on April 15, 1998 to holders of record on March 24, 1998) or declare, make or pay any other payments or distributions on, or declare, allot, reserve or issue any securities, rights, assets or other interests with respect to, the Schneider Shares, payable or distributable to holders of record on a date prior to the transfer into the name of Smithfield Canada or its nominee or transferee on Schneider's securities transfer records of Schneider Shares taken up pursuant to the Offers, the undersigned will receive and hold such dividend, distribution or rights for the account of Smithfield Canada and

     (a) in the case of cash dividends, distributions or payments, the amount of such cash dividends, distributions and payments shall be received by and held by the undersigned for the account of Smithfield Canada until Smithfield Canada pays for such Schneider Shares and the purchase price per Share payable pursuant to the Offers will be reduced by the amount of any such cash dividends, distributions or payments retained by the undersigned; and

     (b) in the case of non-cash dividends, distributions, payments, securities, rights, assets or other interests, the whole of any such non-cash dividends, distributions, payments, securities, rights, assets or other interests shall be received and held by the undersigned for the account of Smithfield Canada and must promptly be remitted and transferred by the undersigned to the Depositary for the account of Smithfield Canada accompanied by appropriate documentation of transfer and pending such remittance, Smithfield Canada shall be entitled to all rights and privileges as owner of any such non-cash dividends, distributions, payments, securities, rights, assets or other interests and may withhold the entire purchase price payable by Smithfield Canada to the undersigned pursuant to the Offers or deduct from the purchase price payable by Smithfield Canada pursuant to the Offers, the amount or value thereof as determined by Smithfield Canada in its sole discretion;

(4) represents and warrants that (a) the undersigned owns the Purchased Shares and any Other Securities being deposited within the meaning of applicable securities laws; (b) the undersigned has full power and authority to deposit, sell, assign and transfer the Purchased Shares and Other Securities to Smithfield Canada without restriction; (c) the deposit of such Purchased Shares and Other Securities complies with applicable securities laws; and (d) when such Purchased Shares and Other Securities are taken up and paid for by Smithfield Canada, Smithfield Canada will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and equities;

(5) covenants that the undersigned will execute, upon request, any additional documents necessary or desirable to complete the sale, assignment and transfer of the Purchased Shares and Other Securities to Smithfield Canada pursuant to the Offers;

(6) directs the Depositary (a) unless otherwise indicated under "Special Payment Instructions" below, to issue the certificates representing Exchangeable Shares of Smithfield Canada and the cheque (if any) for the purchase price and/or any certificates representing the balance of any Schneider Shares not deposited or purchased in their entirety in the name(s) of the undersigned; (b) unless otherwise indicated under "Special Delivery Instructions" below, to forward by first class mail, postage prepaid, the certificates representing Exchangeable Shares of Smithfield Canada and the cheque (if any) for the purchase price and/or any certificates representing the balance of any Schneider Shares not deposited or purchased in their entirety (and accompanying documents, as appropriate) to the undersigned at the address appearing under "Description of Schneider Shares Deposited" above or, if no name, address or delivery instructions are indicated, to the address of the undersigned as it appears on the applicable share register maintained by Schneider; and (c) in the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, to issue the certificates representing Exchangeable Shares of Smithfield Canada and the cheque (if any) for the purchase price and/or any certificates representing the balance of any Schneider Shares not deposited or purchased in their entirety to or hold such certificates for the person or persons so indicated;

(7)  waives any right to receive notice of purchase of the Purchased Shares;

(8) agrees, from and after the Effective Date, (a) not to vote any of the Purchased Shares or Other Securities at any meeting (whether annual, special or otherwise) of holders of securities of Schneider; (b) not to exercise any other rights or privileges attached to any of the Purchased Shares or Other Securities; (c) to execute and deliver to Smithfield Canada any and all instruments of proxy, authorizations or consents in respect of any or all of the Purchased Shares or Other Securities; and (d) to designate in any such instruments of proxy, the person or persons specified by Smithfield Canada as the proxy or the proxy nominee or nominees of the holder of the Purchased Shares or Other Securities;

(9) acknowledges that if, on or after the date of the Offers, Schneider should split, combine or otherwise change any of the Schneider Shares or its capitalization or disclose that it has taken or intends to take any such action, then Smithfield Canada may, in its sole discretion, make such adjustments as it deems appropriate to reflect such split, combination or other change in the purchase price and other terms of the Offers (including, without limitation, the type of securities offered to be purchased and the amounts payable therefor);

(10) irrevocably appoints the Depositary and any officer of Smithfield Canada, and each of them, and any other person designated by Smithfield Canada in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy with respect to the Purchased Shares and any Other Securities, effective from and after the Effective Date, with full power of substitution, in the name and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest),
     (a) to register or record, transfer and enter the transfer of the Purchased Shares and Other Securities on the appropriate register of holders of Schneider; and (b) to exercise any and all of the rights of the undersigned in respect of the Purchased Shares and any Other Securities including, without limitation, to vote and to execute and deliver any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Shares and Other Securities, revoke any such instrument, authorization or consent given prior to or after the Effective Date, designate in any such instrument of proxy any person or persons as the proxy or the proxy nominee or nominees of the undersigned in respect of such Purchased Shares and such Other Securities for all purposes including, without limiting the generality of the foregoing, in connection with any meeting (whether annual, special or otherwise) of holders of securities of Schneider (or any adjournment thereof), and execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments respecting any distribution payable to or to the order of the undersigned;

(11) hereby revokes any and all authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, hereinbefore conferred or agreed to be conferred by the undersigned at any time with respect to any or all of the Purchased Shares or Other Securities, and covenants that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be given with respect thereto by the undersigned;

(12) acknowledges and agrees that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Purchased Shares or Other Securities, including the propriety and effect of the execution of this Letter, will be determined by Smithfield Canada in its sole discretion, and agrees that such determination shall be final and binding;

(13) acknowledges that (a) Smithfield Canada reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which, in the opinion of its counsel, may be unlawful to accept under the laws of any jurisdiction, (b) Smithfield Canada reserves the absolute right to waive any defect or irregularity in the deposit of any Purchased Shares or Other Securities, and (c) there shall be no obligation on Smithfield Canada, the Dealer Manager, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice;

(14) hereby grants and is deemed to grant, on behalf of the undersigned and on behalf of each present and future holder or beneficial owner of the Exchangeable Shares issuable in consideration for the securities deposited hereby, an irrevocable power of attorney (coupled with an interest) to each of Smithfield Canada and Smithfield Foods, Inc. For the limited purpose of executing, on behalf of the undersigned and each present or future registered holder or beneficial owner of such Exchangeable Shares, the Voting, Support and Exchange Trust Agreement made between Smithfield Foods, Smithfield Canada and CIBC Mellon Trust Company, as trustee, in accordance with the Virginia Stock Corporation Act, including section 670 thereof.

(15) understands that a deposit of any Purchased Shares or Other Securities pursuant to any one of the procedures described in the Offers to Purchase and the instructions set out in this Letter will constitute a binding agreement between the undersigned and Smithfield Canada upon the terms and subject to the conditions set out in the Offers to Purchase and subject to the terms of this Letter; and

(16) acknowledges that all authority conferred or agreed to be conferred in or by this Letter shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                      ------------------------------------

     By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned and each of you shall be deemed to have required that any contract evidenced by an Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'acceptation et d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par une offre acceptee par cette lettre d'acceptation et d'envoi, ainsi que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

                                SPECIAL PAYMENT
                                  INSTRUCTIONS
                           (See Instructions 4 and 6)


    To be completed ONLY if certificates representing the balance of any Schneider Shares not deposited or purchased in their entirety and/or certificates representing Exchangeable Shares of Smithfield Canada and the cheque (if any) to be issued in payment of the purchase price for the Purchased Shares are to be issued in the name of someone other than the undersigned. Issue to:


     Name: -----------------------------
                   (Please Print)



     Address: ----------------------------
        ----------------------------------
        ----------------------------------
               (Include Postal Code)



     Social Insurance No. --------------------



    U.S. Residents/Citizens must provide their Tax Payer
     Identification Number here:

     ----------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS
                           (See Instructions 4 and 6)


    To be completed ONLY if the certificates representing the balance of any Schneider Shares not deposited or purchased in their entirety and/or certificates representing Exchangable Shares of Smithfield Canada and the cheque (if any) to be issued in payment of the purchase price for the Purchased Shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Schneider Shares Deposited" above, or are to be held by the Depositary for pick-up by the undersigned or by any person designated by the undersigned in writing.


     Send to:


     Name: -----------------------------
                  (Please Print)



     Address: ----------------------------
        ----------------------------------
        ----------------------------------
               (Include Postal Code)



    [ ] Hold for pick-up at the office at which the Purchased Shares were deposited, against counter receipt.

                         DEPOSIT PURSUANT TO NOTICE OF
                              GUARANTEED DELIVERY
                              (See Instruction 1)


 [ ] Check here only if Schneider Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:


      Name(s) of Registered Holder(s): -----------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:-----------------------

      Name of Eligible Institution which Guaranteed Delivery: ------------------

                          TAX ELECTION FILING PACKAGE
                              (See Instruction 8)

To be completed ONLY by holders of Schneider Shares which are eligible to enter into a joint election with Smithfield Canada and to avail themselves of the rollover treatment described in the Offering Circular under "Canadian Federal Income Tax Considerations -- Shareholders Resident in Canada".

[ ] Check here if you wish to receive a Tax Election filing Package.
     ( [ ] Check here if the holder is a partnership).

[ ] Check here if the holder is required to file in Quebec.

                           SIGN BELOW EXACTLY AS THE
                                SHAREHOLDER NAME
                        APPEARS ON THE SHARE CERTIFICATE
                              (See Instruction 1)


                       ----------------------------------
                       ----------------------------------
                          (Signature(s) of Holder(s))


                       ----------------------------------
                       ----------------------------------
                   (Social Insurance Number(s) of Holder(s))



                  Telephone: (    )--------------------------

                      Date: ------------------------------

                           SIGNATURE(S) GUARANTEED BY
                           (See Instructions 2 and 3)

                       ----------------------------------
                             (Authorized Signature)


                       ----------------------------------
                         (Name of Eligible Institution)


                       ----------------------------------
                                     (Date)



                               SOLICITED DEPOSITS
                              (See Instruction 9)

If applicable, the depositing holder of Schneider Shares signing above represents that the member of the soliciting dealer who solicited and obtained this deposit is:

Name of Firm: ------------------------------------------------------------------

Name of Individual: ------------------------------------------------------------

Address of Firm: ---------------------------------------------------------------

[ ] Check here if registered holder represents more than one beneficial holder and attach list of beneficial holders and shares held by each.

                    TRANSMITTAL AND ACCEPTANCE INSTRUCTIONS

1. Delivery of Letter of Acceptance and Transmittal and Certificates. To accept the Class A Offer or the Common Share Offer, certificate(s) representing beneficial ownership of Schneider Shares, together with a properly completed and duly executed copy of this Letter (or a manually signed facsimile thereof) and all other documents required by this Letter, must be received by the Depositary at its principal office in Toronto indicated below at or before the Expiry Time, unless the procedures for guaranteed delivery set out below are employed.

  A holder of Schneider Shares whose certificate(s) for such shares are not immediately available or who cannot deliver his or her certificates and all other required documents to the Depositary at or before the Expiry Time, may deposit his or her Schneider Shares by properly completing and executing a Notice of Guaranteed Delivery pursuant to the procedure for guaranteed delivery set forth in Section 6 of the accompanying Offers to Purchase. Pursuant to such procedure, (i) such deposit must be made only at the principal office of the Depositary in Toronto by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the accompanying form (or a manually signed facsimile thereof), must be received by the Depositary at its principal office in Toronto at or before the Expiry Time; and (iii) the certificates representing such deposited Schneider Shares in proper form for transfer, together with a properly completed and duly executed copy of this Letter (or a manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter, must be received by the Depositary at its principal office in Toronto at or before 5:00 p.m. Toronto time on the third business day after the Expiry Time. Delivery to any offices of the Depositary other than its principal office in Toronto does not constitute delivery for the purpose of satisfying a guaranteed delivery. See
  Section 6 of the accompanying Offers to Purchase.

  Holders whose Schneider Shares are registered in the name of a nominee should contact their broker, dealer, bank, trust company or other nominee for assistance in depositing such Schneider Shares.

  The method of delivery of certificates, this Letter and all other required documents is at the option and risk of the depositing shareholder and delivery will be deemed effective only when such documents are actually received. Smithfield Canada recommends that such documents be delivered by hand to the Depositary and a receipt obtained or, if mailed, that registered mail (return receipt requested) be used and proper insurance obtained.

2. Guarantee of Signatures. No signature guarantee is required on this Letter
   (i) if this Letter is signed by the registered holder(s) of the Schneider Shares (unless such holder has completed the box entitled "Special Payment Instructions") or (ii) if such Schneider Shares are deposited for the account of a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office or correspondent in Toronto, Ontario or a firm that is a member of a recognized stock exchange in Canada, the Investment Dealers Association of Canada, a national securities exchange in the United States of America or the National Association of Securities Dealers, Inc. (each, an "Eligible Institution"). In all other cases, all signatures on this Letter must be guaranteed by an Eligible Institution. See also Instruction 3.

3. Signatures on Letter of Acceptance and Transmittal, Powers and Endorsements. If this Letter is signed by the registered holder(s) of Schneider Shares represented by the deposited certificate(s), the signature(s) must correspond with the name(s) as written on the face of such certificate(s) without alteration, enlargement or any change whatsoever and such certificate(s) need not be endorsed.

   If this Letter is signed by a person other than the registered holder(s) of the Schneider Shares represented by the deposited certificates, or if certificates representing Schneider Shares for which the Class A Offer or the Common Share Offer has not been accepted are to be issued to a person(s) other than the registered holder(s), then the certificate(s) must be endorsed or accompanied by share transfer powers duly and properly completed by the registered holder(s), in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). The signature(s) on such certificate(s) or powers must be guaranteed by an Eligible Institution.

   If the deposited Schneider Shares are held of record by two or more joint owners, all such owners must sign this Letter. If any deposited Schneider Shares are registered in different names on similar certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   If this Letter or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Smithfield Canada of their authority to so act must be submitted.

4. Special Payment and Delivery Instructions. If the certificates representing Exchangeable Shares of Smithfield Canada and the cheque (if any) to be issued in payment of the purchase price for Schneider Shares purchased, or if certificates representing the balance of any Schneider Shares not deposited or purchased, are to be:

  i. issued in the name of a person(s) other than the person(s) signing this Letter;

  ii. sent to someone other than the person(s) signing this Letter or to the person(s) signing this Letter at an address other than that appearing in the box entitled "Description of Schneider Shares Deposited"; or

  iii. held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing;

  the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions", as applicable, should be completed.

5. Inadequate Space. If the space provided herein for any information is inadequate, the required information should be set out on a separate signed list attached hereto.

6. Partial Deposits. If fewer than all the Schneider Shares evidenced by any certificate(s) submitted are to be deposited, fill in the number of Schneider Shares that are to be deposited in the box entitled "Number of Shares Deposited". In such case, a new certificate(s) for Schneider Shares not deposited will be issued and sent to the person(s) signing this Letter, unless otherwise provided in the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offers. All Schneider Shares evidenced by a certificate(s) submitted to the Depositary will be deemed to have been deposited unless otherwise indicated.

7. Stock Transfer Taxes. Smithfield Canada will pay any stock transfer taxes with respect to the transfer and sale of Schneider Shares to it or its order by the registered holder(s) pursuant to the Offers. If, however, certificates for Schneider Shares not deposited or purchased are to be registered in the name of any person(s) other than the registered holder(s), or if certificates for Schneider Shares are registered in the name of any person(s) other than the person(s) signing this Letter, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such person(s) will be payable by the seller(s) (which may include a deduction from the purchase price) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) for Schneider Shares.

8. Tax Election Filing Package. Holders of Schneider Shares who are eligible to enter into a joint election and who wish to enjoy rollover treatment must submit a duly completed Tax Election Filing Package consisting of prescribed Federal Election Form T-2057 or T-2058, Quebec Tax Election Form TP-518V or TP-529V for holders of Schneider Shares required to file in Quebec, and a letter authorizing the making of the joint election to the Depositary at its principal office in Toronto indicated below on or before March 31, 1999. See the Offering Circular under "Canadian Federal Income Tax Considerations -- Shareholders Resident in Canada".

9. Solicitation. Identify the investment dealer or broker, if any, who has solicited acceptance of the Offers by completing the box entitled "Solicited Deposits" above and present a list of beneficial holders, if applicable.

10. Request for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Depositary. Additional copies of the Offers and Circular and this Letter may be obtained on request and without charge from the Depositary at its principal office in Toronto indicated below. Holders of Schneider Shares may also contact the Dealer Manager, Smithfield Canada or their local broker, dealer, commercial bank or trust company for assistance.

11. Lost Certificates. If a certificate representing Schneider Shares has been lost or destroyed, this Letter should be completed as fully as possible and forwarded to the Depositary together with a letter stating the loss. The Depositary will contact you to advise of the replacement requirements.


12. Governing Law. The Offers and any agreement resulting from the acceptance of the Offers will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.


        Manually signed facsimile copies of this Letter, properly completed and duly executed in accordance with the instructions in this Letter, will be accepted. This Letter, certificates for Schneider Shares and any other required documents should be sent or delivered by each holder of Schneider Shares or such holder's investment dealer, stockbroker, bank, trust company or other nominee to the Depositary at the appropriate address set forth below.

                       The Depositary for the Offers is:

                           CIBC MELLON TRUST COMPANY


                             For Delivery by Mail:


                                 P. O. Box 1036
                         Adelaide Street Postal Station
                                Toronto, Ontario
                                    M5C 2K4
                          Attention: Special Projects


                        For Delivery by Hand or Courier:
                              Up to and including
                                  May 1, 1998:


                             393 University Avenue
                                  Lower Level
                               Toronto, Ontario
                                    M5G 2M7

                           On and after May 4, 1998:

                                 199 Bay Street
                              Commerce Court West
                                Securities Level
                                Toronto, Ontario
                                    M5L IG9
                           Attention: Courier Window

                                For Information:

                           In Toronto: (416) 643-5500
                           Toll Free: 1-800-387-0825



                     The Dealer Manager for the Offers is:


                       FIRST MARATHON SECURITIES LIMITED


                               The Exchange Tower
                             2 First Canadian Place
                            Suite 3200, P.O. Box 21
                               Toronto, Ontario
                                    M5X 1J9


                           Telephone: (416) 869-3707
                           Facsimile: (416) 869-6411